FOR:              Lafayette American Bank and Trust Company

FROM:             Donald P. Calcagnini
                  Chairman of the Board
                  (203) 287-4944

                  Robert B. Goldstein
                  President and Chief Executive Officer
                  (203) 287-5161

                                            Note to Editors: The common shares
                                            of Lafayette American Bank and Trust
                                            Company are traded on the Nasdaq
                                            National Market. Symbol: LABK

                                            Internet at http://www.labk.com

                                            FOR IMMEDIATE RELEASE


LAFAYETTE AMERICAN BANK REPORTS 1996 FIRST QUARTER RESULTS
- ----------------------------------------------------------


BRIDGEPORT, CT. April 24, 1996 - Lafayette American Bank and Trust Company reported net income of $790,000 or $ .08 per common share for the first quarter of 1996, compared with net income of $2,148,000 or $.21 per common share for the same period last year. Results for the first three months of this year represent the ninth consecutive quarter of profitability since the Bank's recapitalization in early 1994. Operating results for the first quarter of 1996 were impacted by $771,000 of merger related costs compared with earnings in the first quarter of 1995 which included $1,205,000 of deferred income tax benefits, attributable to the recognition of Lafayette American's net operating loss carryforwards, and securities gains of $528,000. No deferred income tax benefits or security gains were recorded in the first quarter of 1996.

On February 6, 1996, Lafayette American announced a strategic alliance, through merger, with HUBCO, Inc., a New Jersey-based bank holding company. Under the proposed merger, which is subject to various conditions, including regulatory approvals and approval by the shareholders of both Lafayette American and HUBCO, each share of Lafayette American common stock will convert into 0.588 of a share of HUBCO common stock. The proposed transaction is expected to close in the second or third quarter of 1996.

Total assets as of March 31, 1996 were $729,650,000, up 7% from $682,771,000 on
March 31, 1995 reflecting the Bank's growth strategy. Net loans increased 20% to $516,552,000 at the end of the first quarter of 1996 from $429,993,000 a year earlier. Total deposits as of March 31, 1996 were $633,157,000, up 12% from $566,046,000 a year ago. Shareholders' equity at the end of the first quarter of 1996 was $59,536,000 or $5.95 per common share.

Robert B. Goldstein, President and Chief Executive Officer stated, "The Bank has experienced net loan growth for the seventh consecutive quarter as a result of its strategy to capture a greater market share in targeted areas by offering true relationship banking to small- to mid-sized businesses as well as individuals." He added, "Our proposed alliance with HUBCO allows Lafayette American to remain a Connecticut bank managed by the same team of professionals and will enable us to continue to provide traditional community banking to the businesses and residents of Connecticut."

Lafayette American Bank and Trust Company operates 19 branches primarily in Fairfield and New Haven counties and is the largest commercial bank headquartered in Connecticut.

Financial Highlights
Lafayette American Bank and Trust Company and Subsidiaries




                                             Three Months Ended
(dollars in thousands                             March 31,
                                             ------------------
except per share data)                       1996          1995
- ---------------------------------------------------------------

Income Before Income Taxes............     $1,555        $1,253
Provision (Benefit) for Income Taxes..        765          (895)
                                           ------        ------
Net Income............................     $  790        $2,148
                                           ======        ======
Per Common Share:
  Net Income..........................       $.08          $.21
  Cash Dividends Declared.............        .05            -
- --------------------------------------------------------------

Return on Average Assets..............        .75%(A)      1.30%
Return on Average Common Equity.......       9.16 (A)     21.98
Efficiency Ratio......................      62.02 (A)     75.42

- ---------------------------------------------------------------
As of March 31,                              1996          1995
- ---------------------------------------------------------------

  Assets..............................   $729,650      $682,771
  Net Loans...........................    516,552       429,993
  Deposits............................    633,157       566,046
  Shareholders' Equity................     59,536        41,502
  Nonperforming Assets................     12,430        17,044
  Per Common Share:
    Book Value........................       5.95          4.15
    Market Price......................      11.13          7.75
  Total Risk-Based Capital Ratio......      10.72%        10.49%
  Tier 1 Leverage Capital Ratio.......       6.95          6.24



(A) Excludes merger related charges of $771,000.

Consolidated Balance Sheets
Lafayette American Bank and Trust Company and Subsidiaries




                                                            As of March 31,
                                                       ---------------------
(dollars in thousands)                                     1996         1995
- ----------------------------------------------------------------------------
Assets:
Cash and Due From Banks..............................  $ 28,747     $ 38,050
Interest Bearing Deposits with Banks.................       134          588
Federal Funds Sold...................................     9,300          -
Securities...........................................   133,237      180,748
Loans................................................   525,631      439,671
  Less Reserve for Possible Loan Losses..............    (9,079)      (9,678)
- ----------------------------------------------------------------------------
    Net Loans........................................   516,552      429,993
Deferred Income Taxes................................    14,839        4,644
Cash Surrender Value.................................     8,503        7,661
Other Real Estate Owned..............................     4,432        6,939
Premises and Equipment...............................     4,684        4,822
Accrued Interest Receivable..........................     4,479        4,352
Other Assets.........................................     4,743        4,974
- ----------------------------------------------------------------------------
    Total Assets.....................................  $729,650     $682,771
- ----------------------------------------------------------------------------

Liabilities and Shareholders' Equity:
Liabilities:
  Deposits:
    Noninterest Bearing..............................  $127,101     $117,931
    Interest Bearing.................................   506,056      448,115
- ----------------------------------------------------------------------------
      Total Deposits.................................   633,157      566,046
  Funds Borrowed.....................................    30,720       69,062
  Other Liabilities..................................     6,237        6,161
- ----------------------------------------------------------------------------
    Total Liabilities................................   670,114      641,269
- ----------------------------------------------------------------------------
Shareholders' Equity:
  Preferred Stock - par value $1 per share:
    Authorized shares - 275,000......................      -              -
  Common Stock - no par value; stated value $.02 per share:
      Authorized shares - 15,000,000
      Issued shares - 10,013,529 in 1996 and
        10,005,196 in 1995...........................       200          200
  Capital Surplus....................................    50,271       63,052
  Net Unrealized Losses on Available
    for Sale Securities, Net of Taxes in 1996........      (261)      (1,550)
  Unfunded Pension Accumulated Benefit Obligation....       (71)         -
  Retained Earnings (Deficit)........................     9,438      (20,159)
  Treasury Stock - at cost (7,000 common shares).....       (41)         (41)
- ----------------------------------------------------------------------------
    Total Shareholders' Equity.......................    59,536       41,502
- ----------------------------------------------------------------------------
    Total Liabilities and Shareholders' Equity.......  $729,650     $682,771
- ----------------------------------------------------------------------------

Consolidated Statements of Income
Lafayette American Bank and Trust Company and Subsidiaries


                                                 Three Months Ended
(dollars in thousands,                                March 31,
- ----------------------                          --------------------
except per share data)                             1996         1995
- --------------------------------------------------------------------
Interest Income:
  Loans, Including Fees..................       $11,490      $ 9,692
  Securities.............................         2,140        2,590
  Deposits with Banks and Federal
    Funds Sold...........................            63           25
- --------------------------------------------------------------------
    Total Interest Income................        13,693       12,307
- --------------------------------------------------------------------
Interest Expense:
  Deposits...............................         4,975        3,695
  Funds Borrowed.........................           453        1,005
- --------------------------------------------------------------------
    Total Interest Expense...............         5,428        4,700
- --------------------------------------------------------------------
Net Interest Income......................         8,265        7,607
Provision for Possible Loan Losses.......         1,050        1,100
- --------------------------------------------------------------------
Net Interest Income After
  Provision for Possible Loan Losses.....         7,215        6,507
- --------------------------------------------------------------------
Noninterest Income:
  Service Charges on Deposit Accounts....           907          837
  Commissions and Fees...................           104          110
  Gains on Sales of Loans................            88           29
  Mortgage Servicing Fees................            76           70
  Trust Income...........................            34          300
  Securities Gains.......................            -           528
  Other..................................            59           46
- --------------------------------------------------------------------
    Total Noninterest Income.............         1,268        1,920
- --------------------------------------------------------------------
Noninterest Expense:
  Salaries...............................         2,408        2,508
  Employee Benefits......................           569          606
  Net Occupancy..........................           872          834
  Merger Related Charges.................           771          -
  Furniture and Equipment................           440          572
  Foreclosed Properties Expense, Net.....           243          384
  FDIC Insurance.........................            43          392
  Other..................................         1,582        1,878
- --------------------------------------------------------------------
    Total Noninterest Expense............         6,928        7,174
- --------------------------------------------------------------------
Income Before Income Taxes...............         1,555        1,253
Provision (Benefit) for Income Taxes.....           765         (895)
- --------------------------------------------------------------------
Net Income...............................       $   790      $ 2,148
- --------------------------------------------------------------------

Average Common Shares Outstanding........    10,326,114   10,165,064

Per Common Share:
  Net Income.............................          $.08         $.21
  Cash Dividends Declared................           .05           -